AMENDED CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

            U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C.
                                      20549

                                   FORM 8-K/A

                             Amended Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 23, 2003

                            RAPTOR INVESTMENTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                    0-23026                        22-3261564
           ------------------------      ---------------------------------
           (Commission File Number)      (IRS Employer Identification No.)


          2855 N. UNIVERSITY DRIVE, SUITE 320, CORAL SPRINGS, FL 33065
          ------------------------------------------------------------
                    (Address of principal executive offices)


               Registrant's telephone number, including area code
               --------------------------------------------------
                                 (954) 346-5799

          (Former name or former address, if changed since last report)
          -------------------------------------------------------------
                                       N/A


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

        At a meeting held on June 23, 2003, the Board of Directors of Raptor Investments, Inc. (the "Company") approved the engagement of Webb & Company, P.A. as independent auditors of the Company for the fiscal quarter ended June 30, 2003, to replace the firm of Weinberg & Company, P.A.., who were dismissed as the Company's independent accountants effective June 23, 2003.

Webb & Company, P.A.
Derek M. Webb, CPA
1525 Arezzo Circle
Boynton Beach, Florida 33436
(561) 752-1721

        The audit report of Weinberg & Company, P.A. for the year ended December 31, 2002 and for the year ended December 31, 2001 contained a modification expressing substantial doubt about the Company's ability to continue as a going concern. The audit reports of Weinberg & Company, P.A. for the past two years did not contain any other adverse opinion or disclaimer of opinion, or qualification, audit scope or accounting principles other than the modification noted above.

        In connection with the audits of the Company's consolidated financial statements as of and for the years ended December 31, 2002 and December 31, 2001 and in the interim period from December 31, 2002 until June 23, 2003:

        Weinberg & Company, P.A. did not, during the applicable periods, advise the Company of any of the enumerated items described in Regulation SK, Item 304
(a)(1)v.

        There were no disagreements with the former auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of the former auditors would cause them to make reference to the subject matter in their report.

        Reference is made to the audit report contained within the Company's 10KSB as of December 31, 2002 and the same is incorporated herein by reference.

        Prior to the engagement of Webb & Company, P.A., the Company did not consult with Webb & Company, P.A. regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written or oral advice was provided by Webb & Company, P.A. that was a factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues of the Company.



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

           Date:   August 19, 2003


                                             RAPTOR INVESTMENTS, INC.

                                             /S/ PAUL F. LOVITO, JR.
                                             -----------------------------
                                                 Paul F. Lovito, Jr.,
                                                 Chairman, President & CEO


INDEX TO EXHIBITS

Exhibit 16 Letter from Weinberg & Company, P.A. on change in Certifying Accountant.


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